UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

LUMENTUM HOLDINGS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
LUMENTUM HOLDINGS INC.
2023 Annual Meeting
Vote by November 16, 2023
11:59 PM ET

LUMENTUM HOLDINGS INC. 1001 RIDDER PARK DR. SAN JOSE, CA 95131

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You invested in LUMENTUM HOLDINGS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 17, 2023.

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* November 17, 2023 8:00 AM PST Virtually at: www.virtualshareholdermeeting.com/LITE2023

*	Please check the meeting materials for any special requirements for meeting attendance.
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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Penelope A. Herscher	For
1b.	Harold L. Covert	For
1c.	Pamela F. Fletcher	For
1d.	Isaac H. Harris	For
1e.	Julia S. Johnson	For
1f.	Brian J. Lillie	For
1g.	Alan S. Lowe	For
1h.	Ian S. Small	For
1i.	Janet S. Wong	For
2.	To approve, on a non-binding advisory basis, the compensation of our named executive officers.	For
3.	To approve, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers.	Year
4.	To approve the Amended and Restated 2015 Equity Incentive Plan.	For
5.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending June 29, 2024.	For
NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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